UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

November 5, 2009

Date of Report (Date of earliest event reported)

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer File Number)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

RSU Grants and Stock Option Awards for 2009

Effective November 5, 2009, the Compensation Committee of the Board of Directors (“Board”) of FEI Company granted restricted stock unit (“RSU”) and stock option awards from within the Company’s 1995 Stock Incentive Plan to the Company’s named executive officers in the amounts described in the following table. These awards were annual grants made as long term incentive compensation for the executives named.

Named Executive Officer	Number of RSUs Granted	Number of Options Granted[1]
Don R. Kania	28,200[2]	62,000[3]
Raymond A. Link	13,542[4]	29,792[5]
Benjamin Loh	10,417[6]	22,917[7]
Robert H. J. Fastenau	9,375[8]	20,625[9]
Bradley J. Thies	6,667[10]	14,667[11]

[1]	All options carry a term of seven years.

[2]	These RSUs vest in three equal annual installments beginning November 5, 2011 and on each vesting date Mr. Kania will receive 33 1/2% of the shares minus applicable taxes.

[3]	These options vest in four equal annual installments beginning November 5, 2010.

[4]

11,875 RSUs vest in four equal annual installments beginning November 5, 2010 and on each vesting date Mr. Link will receive 25% of the shares minus applicable taxes. 1,667 RSUs vest in three equal annual installments beginning November 5, 2011 and on each vesting date Mr. Link will receive 33 1/2% of the shares minus applicable taxes.

[5]	26,125 options vest in four equal annual installments beginning November 5, 2010. 3,667 options vest in three equal annual installments beginning November 5, 2011.

[6]	10,000 RSUs vest in four equal annual installments beginning November 5, 2010. 417 RSUs vest in three equal annual installments beginning November 5, 2011.

[7]	22,000 options vest in four equal annual installments beginning November 5, 2010. 917 options vest in three equal annual installments beginning November 5, 2011.

[8]

5,417 RSUs vest in four equal annual installments beginning November 5, 2010 and on each vesting date Mr. Fastenau will receive 25% of the shares minus applicable taxes. 3,958 RSUs vest in three equal annual installments beginning November 5, 2011 and on each vesting date Mr. Fastenau will receive 33 1/2% of the shares minus applicable taxes.

[9]	11,917 options vest in four equal annual installments beginning November 5, 2010. 8,708 options vest in three equal annual installments beginning November 5, 2011.

[10]

5,833 RSUs vest in four equal annual installments beginning November 5, 2010 and on each vesting date Mr. Thies will receive 25% of the shares minus applicable taxes. 834 RSUs vest in three equal annual installments beginning November 5, 2011 and on each vesting date Mr. Thies will receive 33 1/2% of the shares minus applicable taxes.

[11]	12,833 options vest in four equal annual installments beginning November 5, 2010. 1,834 options vest in three equal annual installments beginning November 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ BRADLEY J. THIES
Bradley J. Thies
Vice President, General Counsel and Secretary

Date: November 9, 2009